EXHIBIT 10

                           CERTIFICATE OF DESIGNATIONS
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                                       OF
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                      SERIES B CONVERTIBLE PREFERRED STOCK
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                                       OF
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                       DIGITAL TRANSMISSION SYSTEMS, INC.
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                  Digital Transmission Systems, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 151(g) thereof,

                  HEREBY CERTIFIES:

                  That, the Corporation's Board of Directors adopted by unanimous written consent dated March 31, 2000, the following resolution creating a series of Preferred Stock designated as Series B Convertible Preferred Stock:

                  RESOLVED, that pursuant to the authority granted to the Board of Directors by Article FOURTH, of the Amended and Restated Certificate of Incorporation of the Corporation (the "Certificate"), there is hereby created, and the Corporation be, and it hereby is, authorized to issue, 454,737 shares of a series of Preferred Stock which shall have the following designations, powers, preferences, rights and restrictions:

                  1. DESIGNATION. The authorized shares of preferred stock shall be known and designated as Series B Redeemable Convertible Preferred Stock (the "Series B Preferred Stock"), without par value per share and shall consist of 454,737 shares.

                  2. POWERS, PREFERENCES AND RIGHTS. The powers, preferences and rights, and the qualifications, limitations and restrictions of the Series B Preferred Stock are as follows:

                           (a)      DIVIDENDS. THE HOLDERS OF THE SERIES A
PREFERRED STOCK SHALL NOT BE ENTITLED TO RECEIVE DIVIDENDS ON ACCOUNT OF THE SERIES B PREFERRED STOCK. NO DIVIDENDS MAY BE PAID ON THE COMMON STOCK OF THE CORPORATION OR ON ANY OTHER CLASS OF STOCK AS LONG AS ANY SERIES B PREFERRED STOCK REMAINS OUTSTANDING.

                           (b)      LIQUIDATION PREFERENCE. In the event of any
voluntary or involuntary sale of all or a substantial portion of the Corporation's capital stock or all or a substantial portion of the Corporation's assets, or any merger or consolidation of the

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Corporation with another entity, or any liquidation or dissolution of the
Corporation, voluntary or involuntary (such events to be hereinafter collectively referred to as the "Liquidation Events"), then the holders of the Series B Preferred Stock shall be entitled to receive, prior to the receipt of any assets by holders of all other equity securities of the Corporation (other than holders of the Corporation's Series A Preferred Stock who shall receive a preferential distribution of $1.00 per share), a cash amount equal to $7.125 for each share of Series B Preferred Stock held (adjusted for any stock dividends, combinations or splits with respect to such shares) (the "Redemption Price"). Such payment with respect to the Series B Preferred Stock shall constitute the extent of the participation of the holders of the Series B Preferred Stock, with respect to their shares of Series B Preferred Stock, in any and all present or future corporate distributions, or the stock, securities, or assets to be received by holders of equity securities of the Corporation, and the shares of the Series B Preferred Stock shall thereafter be redeemed and canceled and shall be so reflected on the books of the Corporation.

                           (c)      VOTING RIGHTS. Except as otherwise provided
by applicable law, the shares of Series B Preferred Stock shall not entitle their holders to any voting rights as stockholders of the Corporation prior to conversion pursuant to Section 4 hereof.

                  3.       REDEMPTION AT THE OPTION OF THE CORPORATION

                           (a)      PROPORTIONAL REDEMPTION. The Corporation
may, at the option of the Board of Directors, redeem up to all shares of the Series B Preferred Stock by paying in cash therefor a sum equal to 110 % of the Redemption Price. Any redemption effected pursuant to this Subsection 3(a) shall be made on a pro rata basis among the holders of the Series B Preferred Stock in proportion to the number of shares of Series B Preferred Stock then held by them.

                           (b)      REDEMPTION NOTICE. At least sixty (60) but
no more than seventy-five (75) days prior to the date on which the Corporation desires to redeem shares of Series B Preferred Stock (a "Redemption Date"), written notice shall be delivered via overnight courier to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series B Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in Subsection 3(c), on or after the Redemption Date, each holder of Series B Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable


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to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                           (c)      CLOSING AND EFFECT OF REDEMPTION. From and
after the Redemption Date and provided that on or prior to the Redemption Date the Corporation shall have irrevocably deposited funds for such redemption in trust for the holders of shares of Series B Preferred Stock to be redeemed, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series B Preferred Stock designated for redemption in the Redemption Notice as holders of Series B Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series B Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Series B Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon their holdings of Series B Preferred Stock. The shares of Series B Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series B Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obliged to redeem on any Redemption Date but which it has not redeemed.

                  4. CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                           (a)      CONVERSION RIGHT. At any time up to and
including the third day prior to the Redemption Date, if any, as may have been fixed in any Redemption Notice with respect to the Series B Preferred Stock, a holder of Series B Preferred Stock may convert any or all of such shares into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $7.125 for each share of Series B Preferred Stock (the "Original Series B Issue Price") by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion.

                           (b)      PROCEDURE FOR CONVERSION. Before any holder
of Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable but not later than fifteen (15) days thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been


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made immediately prior to the close of business on the dare of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Series B Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon conversion of the Series B Preferred Stock shall not be deemed to have converted such Series B Preferred Stock until immediately prior to the closing of such sale of securities.

                           (c)      CONVERSION PRICE. The Conversion Price of
the Series B Preferred Stock shall equal $7.125.

                           (d)      STOCK ADJUSTMENTS. If at any time or from
time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Subsection 3(d)) provision shall be made so that the holders of the Series B Preferred Stock shall thereafter be entitled to receive upon conversion of the Series B Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Subsection 3(d) with respect to the rights of the holders of the Series B Preferred Stock after the recapitalization to the end that the provisions of this Subsection 3(d) (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series B Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

                           (e)      NO IMPAIRMENT. The Corporation will not, by
amendment of its Charter or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Subsection 3(e) and in the taking, of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment.

                           (f)      CERTIFICATE.

                                    (i)     No fractional shares shall be issued
         upon the conversion of any share or shares of the Series B Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share.


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                                    (ii)    Upon the occurrence of each
         adjustment or readjustment of the Conversion Price of Series B Preferred Stock pursuant to this Subsection 3(f)(ii), the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series B Preferred Stock.

                  5. CERTAIN NOTICES. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to (A) receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or (B) vote on any reclassification or recapitalization of the outstanding shares of the Corporation's Common Stock or merger or consolidation with or into any other corporation or business entity or sale, lease or conveyance of all or a substantial portion of the Corporation's property or business or liquidation, dissolution or winding up of the Corporation, then the Corporation shall deliver by overnight courier to each holder of Series B Preferred Stock, at least twenty
(20) days prior to the record date specified therein, a notice specifying the dare on which any such record is to be taken and a description of the amount and character of any such dividend, distribution or right or a description of any such matter to be voted upon, as applicable.

                  6. RESERVATION OF SHARES. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to these articles.


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                  7.       METHODS OF NOTICE. Any notice required to be given to
the holders of shares of Series B Preferred Stock shall be deemed upon its actual delivery to the holders of Series B Preferred Stock, by mail, overnight courier or other means at each shareholder's address as last provided by such shareholders.

                  8. PROTECTIVE PROVISIONS. In addition to any other rights provided by statute or common law, so long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of all of the then outstanding shares of Series B Preferred Stock:

                           (a)      alter or change the rights, preferences or
privileges of the shares of Series B Preferred Stock so as to affect adversely the shares;

                           (b)      increase or decrease (other than by
redemption or conversion) the total number of authorized shares of Series B Preferred Stock or issue any additional shares of Series B Preferred Stock;

                           (c)      except as provided in the Certificate of
Designations of the Series A Preferred Stock, authorize or issue, or obligate itself to authorize or issue, any other equity security of any class or series, including any other security convertible into or exercisable for any such equity security having a preference over, or being on a parity with, the Series B Preferred Stock with respect to voting, dividends, distributions or upon liquidations;

                           (d)      declare or pay any dividend (including a
dividend payable in stock of the Corporation), make any distribution with respect to, redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock except as specifically authorized with respect to the Series A Preferred Stock and the Series B Preferred Stock; or

                           (e)      effect any liquidation, dissolution or
winding up of the Corporation.


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                  IN WITNESS WHEREOF, the Corporation has caused this
Certificate to be executed by its duly authorized officers of the Corporation this 31st day of March, 2000.


                                   DIGITAL TRANSMISSION SYSTEMS, INC.



                                   By:_________________________________________

                                   Name:_______________________________________

                                   Title:______________________________________



Attest:


_____________________________
Name:________________________
         Secretary


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